SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                           The Securities Act of 1934

        Date of Report (Date of earliest event reported): April 10, 2003


                            FEDERATED INVESTORS, INC.
             (Exact name of registrant as specified in its charter)

         Pennsylvania                   001-14818                 25-1111467
(State or other jurisdiction      (Commission File Number)    (I.R.S. Employer
         of incorporation)                                   Identification No.)

                            Federated Investors Tower
                       Pittsburgh, Pennsylvania 15222-3779
          (Address of principal executive offices, including zip code)

                                 (412) 288-1900
              (Registrant's telephone number, including area code)


ITEM 9.  REGULATION FD DISCLOSURE.

     The following information is furnished pursuant to Item 12, "Disclosure of Results of Operations and Financial Condition."

     On April 10, 2003, Federated Investors, Inc. ("Federated") reported preliminary first quarter 2003 results. Federated also announced that Standard & Poor's will add the company to the S&P 500 Index after the close of trading on a date to be announced by Standard & Poor's. These topics are discussed in more detail in the press release attached hereto as Exhibit 99.1.



Exhibit:

     Exhibit 99.1 Additional exhibits - Press release issued by Federated Investors, Inc. dated April 10, 2003




                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                FEDERATED INVESTORS, INC.
                                (REGISTRANT)



Dated:  April 15, 2003          By:/s/ Denis McAuley III
                                Denis McAuley III
                                Vice President and Principal Accounting Officer







                                  EXHIBIT INDEX

Exhibit
Number             Description
------------------------------------------------------------------------------

99.1     Press release issued by Federated Investors, Inc. dated April 10, 2003